SUMMARY PROSPECTUS	OCTOBER 28, 2010

Quaker Mid-Cap Value Fund

Tickers: Class A QMCVX, Class C QMCCX, Class I QMVIX

Before you invest, you may want to review the Fund’s Prospectus, which contains information about the Fund and its risks. The Fund’s Prospectus and Statement of Additional Information, both dated October 28, 2010, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus and other information about the Fund online at www.quakerfunds.com/prospectuses. You can also get this information at no cost by calling 800-220-8888 or by sending an e-mail request to fundinfo@quakerfunds.com.

INVESTMENT OBJECTIVES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Quaker Funds. More information about these and other discounts is available from your financial professional and in the “Reduction or Waiver of Front-End Sales Charges” section on page 20 of the Fund’s Prospectus and in the “Shareholder Information” section on page 50 of the Trust’s Statement of Additional Information (“SAI”).

Shareholder Fees
(fees paid directly			Institutional
from your investment)	Class A	Class C	Class

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of the offering price)	5.50%	NONE	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.05%	1.05%	1.05%

Distribution (12b-1) Fees	0.25%	1.00%	NONE

Other Expenses	0.79%	0.79%	0.79%

Total Annual Fund Operating Expenses	2.09%	2.84%	1.84%

EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

CLASS A	$750	$1,169	$1,612	$2,838

CLASS C	$287	$880	$1,499	$3,166

INSTITUTIONAL CLASS	$187	$579	$996	$2,159

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 50.53% of the average value of its portfolio.

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Quaker Mid-Cap Value Fund

PRINCIPAL INVESTMENT STRATEGIES

To achieve its investment objective, the Fund’s investment Sub-adviser, Kennedy Capital Management, Inc. (the “Sub-adviser”), will, under normal market conditions, employ the following strategies:

•	Mid-Cap Stocks. The Fund invests at least 80% of its total assets in common stocks or securities convertible into common stocks of companies with market capitalizations similar to the market capitalizations of the companies included in the Russell MidCap® Value Index. The market capitalization of companies in the Russell MidCap® Value Index ranged from $192 million to $15.56 billion as of September 30, 2010.

•	Value Securities. The Fund invests in stocks of companies that exhibit attractive fundamental valuation measures such as price-to-earnings or price-to-book ratios. The Fund invests in stocks that are typically considered out of favor by the market as a result of decelerating revenue growth, declining profit margins and increasing competition.

In selecting individual securities for the Fund’s portfolio, the Sub-adviser believes that there are three factors that influence equity returns, namely: quality, value and business prospects of the issuer. In order to choose the securities in which the Fund invests, the Sub-adviser analyzes approximately 1,800 U.S. issuers of common stock. The Sub-adviser then identifies and selects securities of companies with a market capitalization of between $1 billion to $18 billion that it believes to be undervalued relative to comparable alternate investments, and which demonstrate strong sales and earnings momentum, high profitability and rising earnings expectations. Furthermore, the Sub-adviser seeks to identify companies that exhibit some or all of the following criteria:

•	strong balance sheets and high credit quality;

•	low price-to-earnings, price-to-sales, price-to-value ratios;

•	demonstrated consistent earnings growth in the past and are likely to achieve consistent earnings growth in the future;

•	high profit margins and the business strategies to protect and maintain such margins;

•	high historical return on investment; and

•	ability to increase earnings through new products or sensible acquisitions.

Through these selection criteria, the Sub-adviser identifies securities which it believes to be undervalued, and that have shown consistent earnings with a potential for further growth.

PRINCIPAL INVESTMENT RISKS

As with all mutual funds, there is the risk that you could lose money on your investment in the Fund. The following risks could affect the value of your investment:

•	Common Stock Risk. Common stock risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.

•	Mid-Cap Stock Risk. The Fund invests in companies with medium market capitalizations. Because these companies are relatively small compared to large-capitalization companies, they may be engaged in business mostly within their own geographic region and may be less well known to the investment community. Also, these companies often have less liquidity, less management depth, narrower market penetrations, less diverse product lines and fewer resources than larger companies. As a result of these factors, mid-capitalization stock prices have greater volatility than large company securities.

•	Value Securities Risk. The Fund invests in companies that appear to be “undervalued” in the marketplace (i.e., trading at prices below the company’s true worth). If the Fund’s perceptions of value are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

PAST PERFORMANCE

The bar chart below displays the annual return of the Fund over the lifetime of the Fund. The bar chart also illustrates the variability of the performance from year to year and provides some indication of the risks of investing in the Fund. Fund performance shown does not reflect Class A Shares sales charges. Performance would be lower if sales charges were included. Past performance does not guarantee or predict future results.

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Annual Total Returns — Class A Shares as of December 31, 2009

Highest Performing Quarter:	24.71	% in 4th quarter of 2001
Lowest Performing Quarter:	–27.80	% in 3rd quarter of 2002

The Fund’s cumulative year-to-date return through September 30, 2010 was 11.71%.

The table shows the risks of investing in the Fund by illustrating how the average annual returns for one-year, five-years and life-of-class for each class of the Fund before taxes compare to those of a broad-based securities market index. In addition, after-tax returns are presented for Class A Shares of the Fund. The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table. In addition, the after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for the other classes of shares will vary from the Class A Shares after-tax returns shown. Past performance (before and after taxes) is not an indication of future results. Updated performance information for the Fund is available on the Trust’s website at www.quakerfunds.com or by calling toll-free 888-220-8888.

Average Annual Total Returns as of December 31, 2009

	1 Year	5 Years	10 Years

Class A Return Before Taxes (Inception Date: December 31, 1997)	25.72%	–3.78%	4.39%

Class A Return After Taxes on Distributions	25.72%	–4.62%	3.63%

Class A Return After Taxes on Distributions and Sale of Fund Shares	16.72%	–3.34%	3.59%

Class C Return Before Taxes (Inception Date: July 31, 2000)	32.04%	–3.41%	5.09%

Institutional Class Return Before Taxes (Inception Date: November 21, 2000)	33.30%	–2.45%	6.37%

Russell MidCap® Value Index	34.21%	1.98%	6.70%

INVESTMENT ADVISER

Quaker Funds, Inc. (the “Adviser”) serves as investment adviser to the Fund.

SUB-ADVISER AND PORTFOLIO MANAGER

Kennedy Capital Management, Inc., (“Kennedy”) serves as investment Sub-adviser to the Fund.

Frank Latuda, Jr., CFA, Vice President, Director and Chief Investment Officer of Kennedy, is the Portfolio Manager, and has been responsible for the day-to-day management of the Fund’s portfolio since 2009.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares on any business day by mail or by wire transfer, upon completion of an account application (Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701). Investors who wish to purchase or redeem Fund shares through a financial services professional should contact the financial services professional directly.

The minimum initial and subsequent investment amounts are shown below:

Minimum Investments for Class A and C Shares

	Minimum	Minimum
	Investment to	Subsequent
Type of Account	Open Account	Investments

Regular	$2,000	$100

IRAs	$1,000	$100

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The minimum investment for Institutional Class shares is $1 million, although the Adviser has the ability to waive the minimum investment for Institutional Class Shares at its discretion.

TAX INFORMATION

The dividends and distributions you receive from the Fund are taxable and will generally be taxed as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

A current Statutory Prospectus and Statement of Additional Information, both dated October 28, 2010, have been filed with the SEC and are incorporated by reference into this Summary Prospectus. The Statutory Prospectus, Statement of Additional Information and annual and semi-annual reports are also available, free of charge, on the Trust’s website at www.quakerfunds.com.

QKSUMCV 102010

Quaker Investment Trust
c/o U.S. Bancorp Fund Services, LLC
PO Box 701
Milwaukee, WI 53201-0701

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